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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                               DECEMBER 12, 1995
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



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                             WMX TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


              1-7327                                       36-2660763
     (COMMISSION FILE NUMBER)                            (IRS EMPLOYER
                                                       IDENTIFICATION NO.)

               3003 BUTTERFIELD ROAD, OAK BROOK, ILLINOIS     60521
                (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)   (ZIP CODE)


                                 (708) 572-8800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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Item 5.  Other Events.
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          On December 12, 1995, the registrant issued a news release reporting that (i) the registrant's Board of Directors has authorized the repurchase by the registrant of up to 25 million shares of its common stock in the open market or in privately negotiated transactions over a 24-month period; (ii) the registrant's Wheelabrator Technologies Inc. 56%-owned subsidiary has also announced an increased common stock repurchase program covering 20 million of that company's outstanding shares; (iii) a largely non-cash exceptional charge of (Pounds)96.4 million (after tax) announced by the registrant's 80%-owned Waste Management International plc subsidiary ("Waste Management International") would reduce the registrant's 1995 fourth quarter net income by approximately $111 million, or $.23 per share, which results from a review of that subsidiary's operations and structure and reflects that subsidiary's intention to refocus on its core waste services business; and (iv) the registrant's Rust International Inc. subsidiary intends to sell its process engineering and construction business and focus on its environmental and infrastructure consulting business, in connection with which the registrant may record a non-cash charge in the fourth quarter, depending upon the outcome of a review to determine whether or not the carrying value of the operations to be sold should be adjusted prior to sale. A copy of the news release is filed herewith as an exhibit and incorporated herein by reference.

          Separately, Waste Management International issued a news release announcing (together with the above-described exceptional charge) that Waste Management International's results of operations for the fourth quarter of 1995 will be below expectations and that Waste Management International's 1996 earnings should not be expected to exceed 1995 earnings by more than 5% to 10%.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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          No financial statements or pro forma financial information are filed as a part of this report. The exhibit filed as part of this report is listed in the Exhibit Index hereto.

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                             WMX TECHNOLOGIES, INC.

                                 EXHIBIT INDEX

                     Number and Description of Exhibit/*/
                     ---------------------------------

1.    None

2     None

4.    None

16.   None

17.   None

20.   None

23.   None

24.   None

27.   None

99.1  News release dated December 12, 1995 issued by WMX Technologies, Inc.

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/*/ Exhibits not listed are inapplicable.